UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    March 29, 2010

POKERTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the “Registrant”), in connection with the items set forth below.

Item 3.02	Unregistered Sales of Equity Securities.

On April 8, 2010, the Registrant issued a press release announcing that it had entered into binding subscription agreements (the “Subscription Agreements”) with nine investors relating to the sale of a total of 536,137 shares of its common stock, no par value (the Common Stock”), and warrants to purchase 50,000 shares of common stock at $1.00 per share at an aggregate purchase price of $260,000. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Between March 29, 2010 and April 7, 2010, the Registrant and nine private investors entered into the Subscription Agreements providing for the issuance by the Registrant and the purchase by the investors of a total of 536,137 shares of Common Stock for an aggregate purchase price of $260,000 in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(6) and Regulation 506 under the Securities Act. The Registrant relied upon, among other things, representations from the investors that they were “accredited investors” within the meaning of Rule 501(a) under the Securities Act as the basis for the exemptions.

The shares will be issued by the Registrant’s transfer agent as promptly as practicable bearing a restrictive legend. As a result of the issuance, the Registrant will have 14,617,180 issued and outstanding shares of Common Stock, and the issuance to the nine investors will represent 3.67% of that total issued and outstanding number of shares.

A copy of the Subscription Agreements will be filed as an exhibit to the Registrant’s next quarterly report on Form 10-Q pursuant to Item 601 of Regulation S-K.

The information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated April 8, 2010, announcing the sale of Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POKERTEK, INC.

Date:	April 8, 2010	By:	/s/ Mark D. Roberson
Mark D. Roberson, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated April 8, 2010, announcing the sale of Common Stock

4